UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2026

Sizzle Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42583	37-2148817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Georgia Avenue NW

Washington DC 20011

Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 846-0300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	SZZLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SZZL	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of the initial business combination	SZZLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Press Release

As previously disclosed, on April 13, 2026, Sizzle Acquisition Corp. II., a Cayman Islands exempted company (“Sizzle II”), entered into a Business Combination Agreement, as amended (the “BCA”) with and among (i) Trasteel Holding S.A., a Luxembourg company (the “Company”), (iii) Trasteel S.A., a Luxembourg company that became party to the BCA upon its execution and delivery of a joinder (“Pubco”), and (iv) Trasteel Merger Sub Limited, a Cayman Islands exempted company that became party to the BCA upon its execution and delivery of a joinder (“Merger Sub”). The transactions contemplated by the BCA are referred to as the “Transactions.”

On October 1, 2026, Sizzle II issued a press release regarding the submission of a draft registration statement on Form F-4 by Pubco with the Securities and Exchange Commission (“SEC”) on September 30, 2026 relating to the Transactions, which press release is included as Exhibit 99.1 hereto.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in Item 7.01, including Exhibit 99.1, of this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the Transactions, Pubco intends to file a registration statement on Form F-4 with the SEC, which will include a proxy statement to be sent to Sizzle II shareholders, and a prospectus for the registration of Pubco securities in connection with the Transactions (as amended from time to time, the “Registration Statement”). If and when the Registration Statement is declared effective by the SEC, its definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of Sizzle II as of the record date to be established for voting on the Transactions and will contain important information about the Transactions and related matters. Shareholders of Sizzle II and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about Sizzle II, the Company, Pubco and the Transactions. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Transactions, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Sizzle Acquisition Corp. II, 4201 Georgia Avenue, NW, Washington, D.C. 20011, Attn: Steve Salis, Chief Executive Officer. The information contained on, or that may be accessed through, the websites referenced in this Form 8-K in each case is not incorporated by reference into, and is not a part of, this Form 8-K.

Participants in the Solicitation

This Form 8-K is not a solicitation of a proxy from any investor or securityholder. Sizzle II, the Company, Pubco and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Sizzle II’s shareholders in connection with the Transactions. Sizzle II’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Sizzle II in Sizzle II’s Annual Report on Form 10-K, as amended, filed with the SEC on March 12, 2026 (the “Sizzle II Form 10-K”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Sizzle II’s shareholders in connection with the Transactions will be set forth in the proxy statement/prospectus for the Transactions, accompanying the Registration Statement that Pubco intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Transactions will likewise be included in that Registration Statement. You may obtain copies of these documents, once available, at the SEC’s website at www.sec.gov or by directing a request to the address provided above.

No Offer or Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Sizzle II’s, the Company’s and/or Pubco’s actual results may differ from each of their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this Form 8-K. When words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters are used in this Form 8-K, such terms, among others, are used in the context of making forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability of the parties to complete the Transactions in a timely manner or at all; the risk that the Transactions or other business combination may not be completed by any deadline included in Sizzle II’s organizational documents and the potential failure to obtain an extension of any business combination deadline; the outcome of any government or regulatory action on inquiry, or legal proceedings, that may be commenced in respect to Sizzle II, the Company, Pubco or others following the announcement of the Transactions and any definitive agreements with respect thereto; the inability to satisfy the conditions to the consummation of the Transactions, including the approval of the Transactions by the shareholders of Sizzle II or other conditions set forth in the BCA ; the inability of the parties to raise all or any portion of the contemplated PIPE Financing as provided for in the BCA; the occurrence of any event, change or other circumstance that could give rise to the termination of the BCA relating to the Transactions; the ability to list on an applicable exchange in connection with the consummation of the Transactions, or meet its listing standards or requirements following the consummation of the Transactions; the effect of the announcement or pendency of the Transactions on the Company’s or Sizzle II’s business relationships, operating results, or other current plans and operations of the Company or Sizzle II; the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition and the ability of Pubco to grow and manage growth profitably; the possibility that the Company, Pubco and Sizzle II may be adversely affected by other economic, business, and/or competitive factors; the Company’s, Pubco’s and Sizzle II’s estimates of expenses and profitability; expectations with respect to future operating and financial performance and growth of Pubco or any of its subsidiaries, or Sizzle II or the Company, including the timing of the completion of the Transactions; the Company’s, Sizzle II’s and/or Pubco’s ability to execute on their business plans and strategy; the expected use of proceeds from the Transactions; and those factors discussed in the Sizzle II Form 10-K under the heading “Risk Factors,” and other documents Sizzle II has filed, or that Sizzle II or Pubco will file, with the SEC, or others will file in connection with the Transactions, including the Registration Statement.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above, and other documents filed by Sizzle II and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. There may be additional risks that none of Sizzle II, the Company or Pubco presently know, or that Sizzle II, the Company or Pubco currently believe are immaterial, or other risk, which in each case could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Form 8-K. None of Sizzle II, the Company nor Pubco undertakes any obligation to publicly revise any forward–looking statements to reflect events or circumstances that arise after the date of this Form 8-K, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIZZLE ACQUISITION CORP. II

	By:	/s/ Steve Salis
		Name:	Steve Salis
		Title:	Chief Executive Officer

Dated: October 1, 2026

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